                                                            EXHIBIT 10.20


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                      COLLATERAL AGENCY AGREEMENT




                    Dated as of February 15, 1990





                  GENERAL ELECTRIC POWER FUNDING CORPORATION,
                              as Collateral Agent




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                         TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS................................................    1

      1.1   Defined Terms..............................................    1
      1.2   Other Definitional Provisions..............................    2

SECTION 2.  ACCELERATION OF SECURED OBLIGATIONS........................    3

      2.1   Notices of Acceleration....................................    3
      2.2   General Authority of the Collateral Agent
              over the Collateral......................................    3
      2.3   Right to Initiate Judicial Proceedings.....................    4
      2.4   Right to Appoint a Receiver................................    4
      2.5   Exercise of Powers; Instructions of Secured
              Parties..................................................    5
      2.6   Limitation on Collateral Agent's Duty in
              Respect of Collateral....................................    6
      2.7   Limitation by Law..........................................    6
      2.8   Rights of Secured Parties under the Loan
              Agreements...............................................    6

SECTION 3.  COLLATERAL ACCOUNT; DISTRIBUTIONS..........................    6

      3.1   The Collateral Account.....................................    6
      3.2   Control of Collateral Account..............................    7
      3.3   Investment of Funds Deposited in Collateral
              Account..................................................    7
      3.4   Application of Moneys......................................    7
      3.5   Collateral Agent's Calculations ...........................    9
      3.6   Pro Rata Sharing...........................................    9

SECTION 4.  AGREEMENTS WITH COLLATERAL AGENT...........................    9

      4.1   Delivery of Secured Instruments............................    9
      4.2   Certain Information........................................   10
      4.3   Compensation and Expenses..................................   10
      4.4   Stamp and Other Similar Taxes..............................   10
      4.5   Filing Fees,.Excise Taxes, Etc.............................   10
      4.6   Indemnification............................................   11

SECTION 5.  THE COLLATERAL AGENT.......................................   11

      5.1   Appointment................................................   11
      5.2   Exculpatory Provisions.....................................   12
      5.3   Delegation of Duties.......................................   13
      5.4   Reliance by Collateral Agent...............................   13
      5.5   Limitations on Duties of Collateral Agent..................   14

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     5.6  Treatment of Payee or Indorsee by Collateral Agent;
              Representatives of Secured Parties........................  15
     5.7  Resignation and Removal of the Collateral Agent...............  15
     5.8  Non-Reliance on Collateral Agent; Indemnification.............  17
     5.9  Status of Successor Collateral Agent..........................  18
     5.10 Merger of the Collateral Agent................................  18
     5.11 Co-Collateral Agent; Separate Collateral
             Agent; Trustee.............................................  18



SECTION 6. MISCELLANEOUS................................................  20

     6.1  Notices.......................................................  20
     6.2  No Waivers....................................................  20
     6.3  Amendments, Supplements and Waivers...........................  21
     6.4  Headings......................................................  21
     6.5  Severability..................................................  21
     6.6  Successors and Assigns........................................  21
     6.7  Governing Law.................................................  21
     6.8  Counterparts..................................................  21
     6.9  Termination...................................................  21

          COLLATERAL AGENCY AGREEMENT, dated as of February 15, 1990, among GENERAL ELECTRIC POWER FUNDING CORPORATION ("GEPFC"), a Delaware corporation, as Agent for the lenders (the "LP Lenders") under the LP Loan Agreement (as defined below) (in such capacity, the "LP Agent"), GEPFC, as lender under the GP Loan Agreement (as defined below) (in such capacity, the "GP Lender"), COGEN TECHNOLOGIES LINDEN, LTD. (d/b/a COGEN TECHNOLOGIES LINDEN, LIMITED PARTNERSHIP in the State of New Jersey), a Texas limited partnership (the "Pledgor"), and GEPFC, as collateral agent for the LP Agent and the GP Lender (in such capacity, the "Collateral Agent").


                             W I T N E S S E T H :

          WHEREAS, in order to induce (i) the LP Lenders and the LP Agent to enter into the LP Loan Agreement (as defined in the Security Agreement hereinafter referred to) and (ii) the GP Lender to enter into the GP Loan Agreement (as defined in the Security Agreement hereinafter referred to), the Pledgor has granted to the Collateral Agent for the ratable benefit of the Secured Parties (as defined below), a security interest in the Collateral (as defined in the Security Agreement hereinafter referred to) pursuant to the Assignment and Security Agreement, dated as of February 15, 1990 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made by the Pledgor in favor of the Collateral Agent; and

          WHEREAS the Secured Parties wish to set forth their agreement as to the allocation of sales and other recoveries of and realizations on the Collateral; and

          WHEREAS, GEPFC is willing to act as collateral agent for the Secured Parties hereunder;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS

          1.1 Defined Terms. (a) All capitalized terms used herein which are defined in the Security Agreement shall have their respective meanings as therein defined, unless such terms are defined herein. All terms defined herein or in the Security Agreement in the singular shall have the same meanings when used in the plural and vice versa.

           (b) The following terms shall have the following meanings:
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                                                                               2

          "Business Day" shall mean any day other than a day on which banks in New York City or in the city in which the principal office of the Collateral Agent is located are authorized or required by the law to close.

          "Collateral Account" shall have the meaning assigned in subsection 3.1 hereof.

          "Collateral Agency Agreement" shall mean this Collateral Agency Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

          "Collateral Agent" shall mean GEPFC, in its capacity as collateral agent hereunder, and any successor collateral agent appointed hereunder.

          "Distribution Date" shall mean each date, so long as a Notice of Acceleration is in effect, fixed by the Collateral Agent for a distribution to the Secured Parties of funds held in the Collateral Account.

          "Dollars" and "$" shall mean lawful currency of the United States of America.

          "Notice of Acceleration" shall mean a notice delivered to the Collateral Agent by the LP Agent with respect to the Obligations under the LP Loan Agreement or by the GP Lender with respect to the Obligations under the GP Loan Agreement, stating that an event of default has occurred under the provisions of LP Loan Agreement or the GP Loan Agreement, as the case may be, and, either, as a result thereof, the indebtedness outstanding under such Loan Agreement has become due and payable prior to the stated maturity thereof, or such indebtedness has matured in accordance with the terms of such Loan Agreement.

          "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentally thereof.

          "Required Secured Parties" shall mean Secured Parties holding 66-2/3% or more of the sum of all loans outstanding (including the stated amount of all letters of credit) and unused Commitments under the Loan Agreements.

          "Secured Parties" shall mean the holders from time to time of the Obligations.

          1.2 Other Definitional Provisions. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Collateral Agency Agreement shall refer to this Collateral
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                                                                               3

Agency Agreement as a whole and not to any particular provision of this Collateral Agency Agreement, and section and subsection references are to this Collateral Agency Agreement unless otherwise specified.

           SECTION 2. ACCELERATION OF SECURED OBLIGATIONS

          2.1 Notices of Acceleration. (a) Upon receipt by the Collateral Agent of a Notice of Acceleration, the Collateral Agent shall (i) immediately notify the Pledgor and the LP Agent or the GP Lender, as the case may be, of the receipt and contents thereof. So long as such Notice of Acceleration is in effect, the Collateral Agent shall exercise the rights and remedies provided in this Collateral Agency Agreement and in the Security Agreement subject to the direction of the Required Secured Parties as provided herein. The Collateral Agent is not empowered to exercise any remedy hereunder or thereunder unless a Notice of Acceleration is in effect.

          (b) A Notice of Acceleration delivered by the LP Agent or the GP Lender, as the case may be, shall become effective upon receipt thereof by the Collateral Agent. A Notice of Acceleration, once effective, shall remain in effect unless and until it is cancelled as provided in subsection 2.1(c).

          (c) A Notice of Acceleration may be cancelled by the LP Agent or the GP Lender, as the case may be, by the delivery, by the LP Agent or the GP Lender, as the case may be, of a written notice of cancellation to the Collateral Agent (i) before the Collateral Agent takes any action to exercise any remedy with respect to the Collateral or (ii) thereafter, if the Collateral Agent believes that all actions it has taken to exercise any remedy or remedies with respect to the Collateral can be reversed without undue difficulty; provided, that no Notice of Acceleration shall be cancelled more than 60 days after it is received by the Collateral Agent. The Collateral Agent shall immediately notify the Pledgor, the LP Agent and the GP Lender as to the receipt and contents of any such notice of cancellation and shall promptly notify the Pledgor as to the cancellation of any Notice of Acceleration.

          2.2 General Authority of the Collateral Agent over the Collateral. The Pledgor irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Pledgor or in its own name, from time to time in the Collateral Agent's discretion, so long as any Notice of Acceleration is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Collateral Agency
Agreement and the
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                                                                               4

Security Agreement and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, the Pledgor hereby gives the Collateral Agent the power and right on behalf of the Pledgor, without notice to or further assent by the Pledgor, to do the following:

             (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral;

            (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Collateral Agent as, or in connection with, the Collateral;

           (iii) to commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

            (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof; and

             (v) to do, at its option and at the expense and for the account of the Pledgor, at any time or from time to time, all acts and things which the Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

          2.3 Right to Initiate Judicial Proceedings. If a Notice of Acceleration is in effect, the Collateral Agent, subject to the provisions of subsection 2.5(b), (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Collateral Agency Agreement and the Security Agreement and (ii) may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

          2.4 Right to Appoint a Receiver. If a Notice of Acceleration is in effect, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Collateral Agent under this Collateral Agency Agreement or the Security Agreement, the Collateral Agent shall, to the extent permitted by law, without notice to the Pledgor or any party claiming through the Pledgor, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations, without regard to the then value of the
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                                                                               5

Collateral, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (which may be the Collateral Agent) of the Collateral Agent's right, title and interest in the Security Agreement and the Collateral, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property relating to the Collateral be segregated, sequestered and impounded for the benefit of the Collateral Agent and the Secured Parties, and, to the extent permitted by applicable law, the Pledgor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Collateral Agent shall be entitled to retain possession and control of all cash held by or deposited with it pursuant to this Collateral Agency Agreement or the Security Agreement.

          2.5 Exercise of Powers; Instructions of Secured Parties. (a) All of the powers, remedies and rights of the Collateral Agent as set forth in this Collateral Agency Agreement may be exercised by the Collateral Agent in respect of the Security Agreement as though set forth in full herein and all of the powers, remedies and rights of the Collateral Agent as set forth in the Security Agreement may be exercised from time to time as herein and therein provided.

          (b) The Required Secured Parties shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Collateral Agency Agreement or the Security Agreement; provided that (i) such direction shall not conflict with the provisions of law or of this Collateral Agency Agreement or of the Security Agreement and (ii) the Collateral Agent shall be adequately secured and indemnified as provided in subsection 5.4(d). Nothing in this subsection 2.5(b) shall impair the right of the Collateral Agent in its discretion to take any action which it deems proper and which is not inconsistent with such direction by the Required Secured Parties. In the absence of such direction, the Collateral Agent shall have no duty to take or refrain from taking any action unless explicitly required herein.

          (c) If, within 45 days after the Collateral Agent receives a Notice of Acceleration which has not been cancelled, the Collateral Agent shall not have received written directions from the Required Secured Parties pursuant to subsection 2.5(b)
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                                                                               6

for the exercise of rights or remedies by the Collateral Agent, the Collateral Agent shall, until the Collateral Agent receives written directions from the Required Secured Parties, follow written directions from the first to give instructions of the LP Agent or the GP Lender.

          2.6 Limitation on Collateral Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in the Security Agreement and to account to the Secured Parties and the Pledgor for moneys and other property received by it hereunder or under the Security Agreement, the Collateral Agent shall not have any duty to the Pledgor or the Secured Parties as to any Collateral in its possession or control other than to deal with it in the same manner as the Collateral Agent deals with similar property for its own account or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          2.7 Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Collateral Agency Agreement or the Security Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          2.8 Rights of Secured Parties under the Loan Agreements. Notwithstanding any other provision of this Collateral Agency Agreement or the Security Agreement, the right of each Secured Party to receive payment of the Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Loan Agreement or other instrument evidencing or agreement governing an Obligation or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Limited Partnership or the Pledgor, as the case may be, to pay such Obligation when due, shall not be impaired or affected without the consent of such Secured Party.

          SECTION 3. COLLATERAL ACCOUNT; DISTRIBUTIONS

          3.1 The Collateral Account. (a) All moneys which are required by this Collateral Agency Agreement or the Security Agreement to be delivered to the Collateral Agent while a Notice of Acceleration is in effect or which are received by the Collateral Agent or any agent or nominee of the Collateral Agent
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                                                                               7

in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Collateral Agency Agreement or the Security Agreement or otherwise, while a Notice of Acceleration is in effect shall be deposited in an account established and, at all times thereafter until this Collateral Agency Agreement shall have terminated, maintained by the Collateral Agent with a commercial bank selected with the written consent of the Pledgor (which consent shall not be unreasonably withheld) (the "Collateral Account") and held by the Collateral Agent and applied in accordance with the terms of this Collateral Agency Agreement. Upon the cancellation of any Notice of Acceleration pursuant to subsection 2.1(c) the Collateral Agent shall (subject to the first and second sentence of subsection 3.4(a)) cause all funds on deposit in the Collateral Account to be paid over to the Pledgor.

          (b) Any Collateral not deemed appropriate at the time of receipt of such property by the Collateral Agent for deposit or credit to the Collateral Account and distribution therefrom shall be held by the Collateral Agent for the benefit of the Secured Parties until such time as any cash proceeds are realized from the sale or other recovery of such Collateral or the Collateral Agent deems such Collateral appropriate for deposit or credit to the Collateral Account.

          (c) Any determination made by the Collateral Agent as to whether property is appropriate for deposit in, or credit to, and distribution from, the Collateral Account, shall, if made in good faith and without manifest error, be conclusive and binding on the Secured Parties, the Pledgor and the other parties hereto.

          3.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

          3.3 Investment of Funds Deposited in Collateral Account. The Collateral Agent shall invest and reinvest moneys on deposit in the Collateral Account (but shall not bear any risk of loss thereof) at any time in Permitted Investments,

          All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral.

          3.4 Application of Moneys. (a) All moneys held by the Collateral Agent in the Collateral Account or received by the Collateral Agent while a Notice of Acceleration is in effect shall, to the extent available for distribution (it being
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                                                                               8

understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this subsection 3.4), be distributed by the Collateral Agent on each Distribution Date in the following order of priority:

          First: to the Collateral Agent amounts equal to all sums which constitute unreimbursed costs and expenses of the Collateral Agent and its representatives incurred under or in connection with this Collateral Agency Agreement or the Security Agreement;

          Second: to the Secured Parties amounts equal to all sums which constitute unreimbursed costs and expenses of such Secured Parties paid to the Collateral Agent under or in connection with this Collateral Agency Agreement or the Security Agreement;

          Third: to the Secured Parties, in an amount equal to the unpaid principal or face amount of, and unpaid interest on and fees or charges, if any, in respect of, the Obligations then outstanding held by the Secured Parties whether or not then due and payable and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

          Fourth: to the Secured Parties, amounts equal to all other sums which constitute Obligations held by the Secured Parties, including without limitation the costs and expenses of the Secured Parties and their representatives which are due and payable under the relevant Loan Agreement and which constitute Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such sums in full, then ratably to such Secured Parties in proportion to such sums; and

          Fifth: any surplus then remaining shall be paid to the Pledgor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

           (b) The term "unpaid" as used in clause Third of subsection 3.4(a) refers:

                (i) in the absence of a bankruptcy proceeding with respect to the Limited Partnership or the Pledgor, to all amounts of Obligations outstanding as of a Distribution Date, and

                (ii) during the pendency of a bankruptcy proceeding with respect to the Limited Partnership or the Pledgor, to
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                                                                               9

     all amounts allowed by the bankruptcy court in respect of Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims),

to the extent that prior distributions have not been made in respect thereof.

          (c) The Collateral Agent shall make all payments and distributions under subsection 3.4(a): (i) on account of Obligations owing to the LP Agent or the LP Lenders to the LP Agent for re-distribution in accordance with the provisions of the LP Loan Agreement; and (ii) on account of Obligations owing to the GP Lender to the GP Lender.

          3.5 Collateral Agent's Calculations. In making the determinations and allocations required by subsection 3.4, the Collateral Agent may rely upon information supplied by the LP Agent as to the amount payable with respect to Obligations owing to the LP Agent or the LP Lenders or upon information supplied by the GP Lender as to the amount payable with respect to the Obligations owing to the GP Lender, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All distributions made by the Collateral Agent pursuant to subsection 3.4 shall be (subject to any decree of any court of competent jurisdiction) final, and the Collateral Agent shall have no duty to inquire as to the application by the holders of the Obligations of any amounts distributed to them.

          3.6 Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's security interest hereunder and under the Security Agreement is enforced with respect to some, but not all, of the Obligations then outstanding, the Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Obligations in the proportions and subject to the priorities specified in subsection 3.4(a). To the extent that the Collateral Agent distributes Proceeds collected with respect to Obligations held by one holder (including by way of set-off) to or on behalf of Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

           SECTION 4. AGREEMENTS WITH COLLATERAL AGENT

           4.1 Delivery of Secured Instruments. The Pledgor has delivered to the Collateral Agent true and complete copies of the
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                                                                              10

Loan Agreements and the Security Agreement. The Pledgor, shall deliver to the Collateral Agent, promptly upon the execution thereof, a true and complete copy of all amendments, modifications or supplements to any such document entered into after the date hereof. So long as GEPFC shall be the Collateral Agent, satisfaction of this subsection shall be met by compliance with any similar provision contained in the Loan Agreements.

          4.2 Certain Information. The Pledgor shall deliver to the Collateral Agent from time to time upon request of the Collateral Agent, a list setting forth as of a date not more than 10 days prior to the date of such delivery, the aggregate unpaid principal or face amount of Obligations outstanding.

          4.3 Compensation and Expenses. In addition to the costs specified in the Security Agreement, the Pledgor agrees to pay to the Collateral Agent, from time to time within 30 days of demand with respect to clause (i) below and upon demand with respect to clauses (ii) and (iii) below, all of the fees, costs and expenses incurred by the Collateral Agent (including, without limitation, the fees and disbursements of counsel) (i) arising in connection with the preparation, execution, delivery, modification, and termination of this Collateral Agency Agreement and the Security Agreement or the enforcement of any of the provisions hereof or thereof, (ii) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of Collateral pursuant to the Security Agreement and the preservation, protection or defense of the Collateral Agent's rights under this Collateral Agency Agreement and the Security Agreement and in and to the Collateral or (iii) incurred by the Collateral Agent in connection with the resignation of the Collateral Agent pursuant to subsection 5.7. The obligations of the Pledgor pursuant to this subsection shall survive the termination of the other provisions of this Collateral Agency Agreement.

          4.4 Stamp and Other Similar Taxes. The Pledgor agrees to indemnify and hold harmless the Collateral Agent and each Secured Party from any present or future claim for liability for any stamp or any other similar (but not including any taxes on the net income of the Collateral Agent) tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Collateral Agency Agreement, the Security Agreement, or any Collateral. The obligations of the Pledgor under this subsection 4.4 shall survive the termination of the other provisions of this Collateral Agency Agreement.

          4.5 Filing Fees, Excise Taxes, Etc. The Pledgor agrees to pay or to reimburse the Collateral Agent for any and all payments made by the Collateral Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and
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                                                                              11

other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Collateral Agency Agreement and the Security Agreement. The obligations of the Pledgor under this subsection 4.5 shall survive the termination of the other provisions of this Collateral Agency Agreement.

          4.6 Indemnification. The Pledgor agrees to pay indemnify, and hold the Collateral Agent, the LP Agent, the GP Lender and each Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and disbursements of counsel) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Collateral Agency Agreement and the Security Agreement (all of the foregoing, collectively, the "indemnified liabilities"); provided that the Pledgor shall have no obligation under this subsection 4.6 to an indemnified party for indemnified liabilities arising from the gross negligence or willful misconduct of the indemnified party. In any suit, proceeding or action brought by the Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Pledgor will save, indemnify and keep the Collateral Agent, the LP Agent, the GP Lender and the Secured Parties harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Pledgor, and all such obligations of the Pledgor shall be and remain enforceable against and only against and shall not be enforceable against the Pledgor and shall not be enforceable against the Collateral Agent or any Secured Party. The agreements in this subsection shall survive the termination of the other provisions of this Agreement.

          SECTION 5. THE COLLATERAL AGENT

          5.1 Appointment. The LP Agent, on behalf of the LP Lenders, and the GP Lender, hereby irrevocably designate and appoint General Electric Power Funding Corporation as the Collateral Agent for the Secured Parties under this Collateral Agency Agreement and the Security Agreement, and irrevocably authorize General Electric Power Funding Corporation, as the Collateral Agent, to take such action on its behalf under the provisions of this Collateral Agency Agreement and the Security Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Collateral Agency Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Collateral Agency Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Collateral Agency Agreement or otherwise exist against the Collateral Agent.

          5.2 Exculpatory Provisions. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Pledgor thereto or as to the security afforded by this Collateral Agency Agreement or the Security Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Collateral Agency Agreement, the Security Agreement or the Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that if the Collateral Agent takes possession of any Collateral, the Collateral Agent shall use reasonable care in the preservation of the Collateral in its possession.

          (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Limited Partnership or the Pledgor of any of the covenants or agreements contained in the Security Agreement or any Loan Agreement. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Obligations then held by Secured Parties, the Collateral Agent may rely on a certificate of the LP Agent, in the case of Obligations owing to the LP Agent or the LP Lenders, or a certificate of the GP Lender, in the case of Obligations owing to the GP Lender, and, if the LP Agent or the GP Lender shall not give such information to the Collateral Agent, the LP Agent and the LP Lenders or the GP Lender shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information, or as to whom such information has been supplied, to the Collateral Agent shall be calculated by the Collateral Agent using, for those Persons who have not supplied such information or as to whom such information has not been supplied, the information most recently delivered by the Pledgor to the Collateral Agent), and the amount so calculated to be distributed to the Person who fails to give such information or as to whom such information has not been given shall be

                                                                              13
segregated and held for such Person until such Person does supply such information, or as to whom such information is supplied, to the Collateral Agent, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it.

          (c) The Collateral Agent shall be under no obligation or duty to take any action under this Collateral Agency Agreement or the Security Agreement if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.

          (d) Notwithstanding any other provision of this Collateral Agency Agreement, the Collateral Agent shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Collateral Agency Agreement or the Security Agreement except for its own gross negligence or willful misconduct.

          (e) The Collateral Agent shall have the same rights with respect to any Obligations held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of business with the Limited Partnership or the Pledgor as if it were not the Collateral Agent.

          5.3 Delegation of Duties. The Collateral Agent may execute any of its duties or powers hereunder either directly or by or through agents or attorneys-in-fact, who may include officers and employees of the Pledgor, except that no partner or employee of the Pledgor may hold Collateral. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them without gross negligence or willful misconduct.

          5.4 Reliance by Collateral Agent. (a) Whenever in the administration of this Collateral Agency Agreement or the Security Agreement the Collateral Agent shall deem it necessary or desirable that the factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of the GP Lender, the Pledgor, or the LP Agent delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon.

          (b) The Collateral Agent may consult with counsel, and any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under the Security Agreement in accordance therewith. The Collateral Agent shall have the right to any time to seek instructions concerning the administration of this Collateral Agency Agreement and the Security Agreement from any court of competent jurisdiction.

          (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Collateral Agency Agreement.

          (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Collateral Agency Agreement and the Security Agreement, at the request or direction of the Required Secured Parties pursuant to this Collateral Agency Agreement or otherwise, unless the Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Agent.

          (e) Any advice of counsel may be based, insofar as it relates to factual matters, upon a certificate of the LP Agent, the GP Lender or the Pledgor or representations made by the LP Agent, the GP Lender or the Pledgor in a writing filed with the Collateral Agent.

          5.5 Limitations on Duties of Collateral Agent. (a) Unless a Notice of Acceleration is in effect, the Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Collateral Agency Agreement and the Security Agreement, and no implied covenants or obligations shall be read into this Collateral Agency Agreement or the Security Agreement against the Collateral Agent. If and so long as a Notice of Acceleration is in effect, the Collateral Agent shall, subject to the provisions of subsection 2.5(b), exercise the rights and powers vested in it by this Collateral Agency Agreement and the Security Documents, and shall not be liable with respect to any action taken by it, or omitted to be taken by it in accordance with the direction of the Required Secured Parties.

          (b) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under the provisions hereof or of the Security Agreement except upon the written request of the Required Secured Parties.

          (c) No provision of this Collateral Agency Agreement or of the Security Agreement shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or imposes a tax on the Collateral Agent by reason thereof.

          5.6 Treatment of Payee or Indorsee by Collateral Agent; Representatives of Secured Parties. (a) The Collateral Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a part of the Obligations as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

           (b) Any Person (other than the LP Agent or the GP Lender), which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Collateral Agency Agreement or the Collateral shall present to the Collateral Agent such documents, including, without limitation, opinions of counsel, as the Collateral Agent may reasonably require, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Secured Parties.

          5.7 Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time, by giving written notice to the Pledgor, the Limited Partnership, the LP Agent and the GP Lender, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon
(i) the appointment of a successor Collateral Agent, (ii) the acceptance of such appointment by such successor Collateral Agent, and (iii) the approval of such successor Collateral Agent evidenced by one or more instruments signed by the Pledgor, the LP Agent and the GP Lender. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the

Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent, the LP Agent or the GP Lender may apply to any court of competent jurisdiction to appoint a successor to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this subsection 5.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the LP Agent and the GP Lender or the Collateral Agent, as the case may be, as provided in this subsection 5.7. The LP Agent and the GP Lender may, at any time upon giving 10 days' prior written notice thereof to the Collateral Agent and the Pledgor, remove the Collateral Agent and appoint a successor Collateral Agent, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Agent who has resigned or been removed shall be entitled to fees, costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

          (b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor may be appointed by the LP Agent and the GP Lender with the written consent of the Pledgor (which consent shall not be unreasonably withheld). In either case, the powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Pledgor. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Collateral Agency Agreement and the Security Agreement shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Pledgor, the LP Agent or the GP Lender or the successor execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Agreement and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from the Pledgor be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Pledgor. If the Pledgor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collateral Agent to do so, or if a Notice of Acceleration is in effect, the predecessor Collateral Agent may execute the same on behalf of the Pledgor. The Pledgor hereby appoints any predecessor Collateral Agent as its agent and attorney to act for it as provided in the next preceding sentence.

          (c) The provisions of this Section 5 shall inure to the benefit of the resigning or removed collateral agent as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Collateral Agency Agreement.

          5.8 Non-Reliance on Collateral Agent; Indemnification. (a) Each Secured Party expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by it hereinafter taken, including any review of the affairs of the Pledgor or the Limited Partnership, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party represents to the Collateral Agent that it has or will, independently and without reliance upon the Collateral Agent, and based on such documents and information as it has deemed or will deem appropriate, made and will make its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Pledgor and the Limited Partnership and has made and will make its own decision to extend credit to the Pledgor and the Limited Partnership. Each Secured Party also represents that it will, independently and without reliance upon the Collateral Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Loan Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Pledgor and the Limited Partnership. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Pledgor or the Limited Partnership, which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates. Each Secured Party acknowledges that the Collateral Agent and its affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to other existing and future relationships with the Pledgor and the Limited Partnership without any duty to account therefor to such Secured Party.

          (b) The Secured Parties agree to indemnify the Collateral Agent (in its capacity as such), to the extent not paid or reimbursed by the Pledgor or the Limited Partnership and without limiting the obligation of the Pledgor or the Limited Partnership to do so, ratably according to the respective principal amounts of the Obligations held by them at the date of any claim by the Collateral Agent for indemnity under this subsection, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Collateral Agency Agreement or the Security Agreement, or any documents contemplated by or referred to herein or therein or the transactions contemplated thereby or any action taken or omitted by the Collateral Agent hereunder or thereunder or in connection therewith, provided that the Secured Parties shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or wilful misconduct of the Collateral Agent. The agreements in this subsection 5.8 shall survive the payment of the Obligations and all other amounts payable hereunder.

          5.9 Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to subsection 5.7 shall be a commercial bank or trust company in good standing and having power to act as Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the agency hereunder upon reasonable or customary terms.

          5.10 Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be Collateral Agent under this Collateral Agency Agreement and the Security Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

          5.11 Co-Collateral Agent; Separate Collateral Agent; Trustee. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Required Secured Parties shall in writing so request the Collateral Agent, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under the Security Agreement, the Collateral Agent shall execute and deliver all instruments and agreements necessary or proper to constitute a bank or trust company meeting the requirements of subsection 5.9 and approved, in writing, by the Pledgor (which approval shall not be unreasonably withheld), or one or more persons approved, in writing, by the Collateral Agent and the Pledgor (which approval shall not be unreasonably withheld), either to act as co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents or trustee or trustees for the benefit of the collateral Agent and Secured Parties of all or any of the Collateral under this Collateral Agency Agreement or under the Security Agreement, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate collateral agent or collateral agents, co-collateral agent or co-collateral agents or trustee trustees of any of the Collateral.

          (b) Every separate collateral agent and every co-collateral agent, other than any successor Collateral Agent appointed pursuant to subsection 5.7, and each trustee, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

             (i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

            (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder and under the Security Agreement shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents or trustee or trustees jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents or trustee or trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents or trustee or trustees;

           (iii) no power given hereby or by the Security Agreement to, or which it is provided herein or therein may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents or trustee or trustees, shall be exercised hereunder or thereunder by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents or trustee or trustees except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

            (iv) no collateral agent (including the Collateral Agent), separate collateral agent, co-collateral agent or trustee hereunder shall be personally liable by reason of any act or omission of any other collateral agent, separate collateral agent, co-collateral agent or trustee hereunder; and

             (v) the Collateral Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate collateral agent, co-collateral agent or trustee, and, in that case by an instrument in writing executed by it, may appoint with the Pledgor's written consent (which consent shall not be unreasonably withheld) a successor to such separate collateral agent, co-collateral agent or trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Collateral Agent shall have appointed a separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents or trustee or trustees as above provided, the Collateral Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral agent, co-collateral agent or trustee, and the successor to any such separate collateral agent, co-collateral agent or trustee shall be appointed by the Collateral Agent.

           SECTION 6. MISCELLANEOUS

          6.1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Pledgor, the Collateral Agent, the LP Agent or the GP Lender shall be given and shall be effective as provided in the Security Agreement.

          6.2 No Waivers. No failure on the part of the Collateral Agent, any co-collateral agent, any separate collateral agent, any trustee or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Collateral Agency Agreement or the Security Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          6.3 Amendments, Supplements and Waivers. With the written consent of the Required Secured Parties, the Collateral Agent and the Pledgor may, from time to time, enter into written agreements supplemental hereto or to the Security Agreement for the purpose of adding to, or waiving any provisions of, this Collateral Agency Agreement or the Security Agreement or changing in any manner the rights of the Collateral Agent, the Secured Parties or the Pledgor hereunder or thereunder; provided that no such supplemental agreement shall amend, modify or waive any provision of Section 4 or 5 or alter the duties, rights or obligations of the Collateral Agent hereunder or under the Security Agreement without the written consent of the Collateral Agent. Any such supplemental agreement shall be binding upon the Pledgor, the LP Agent, the GP Lender, the Secured Parties and the Collateral Agent and their respective successors and assigns.

          6.4 Headings. The table of contents and the headings of Sections and subsections have been included herein for convenience only and should not be considered in interpreting this Collateral Agency Agreement.

          6.5 Severability. Any provision of this Collateral Agency Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          6.6 Successors and Assigns. This Collateral Agency Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Collateral Agency Agreement or any Collateral.

          6.7 Governing Law. THIS COLLATERAL AGENCY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          6.8 Counterparts. This Collateral Agency Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

           6.9 Termination. This Collateral Agency Agreement shall terminate when the security interest granted under the Security Agreement has terminated and the Collateral has been released in accordance with the Security Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agency Agreement to be duly executed as of the day and year first written above.



                               GENERAL ELECTRIC POWER FUNDING
                                CORPORATION, as LP Agent

                               By: /s/ Signature Appears Here
                                  ---------------------------------
                                  Title: President



                               GENERAL ELECTRIC POWER FUNDING
                                CORPORATION, as GP Lender

                               By: /s/ Signature Appears Here
                                  ---------------------------------
                                  Title: President


                               GENERAL ELECTRIC POWER FUNDING
                                CORPORATION, as Collateral Agent

                               By: /s/ Signature Appears Here
                                  ---------------------------------
                                  Title: President


                               COGEN TECHNOLOGIES LINDEN, LTD.
                                 (d/b/a Cogen Technologies Linden,
                                 Limited Partnership in the State
                                 of New Jersey), as Pledgor


                               By: Cogen Technologies, Inc.,
                                   its general partner

                               By: /s/ Roberta Mchan
                                  ----------------------------------
                                  Title: President

                                  ASSIGNMENT

          AGREEMENT, dated as of September 15, 1992, (this "Agreement") among GENERAL ELECTRIC POWER FUNDING CORPORATION, a Delaware corporation ("GEPFC"), STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (the "Bank"), as trustee (in such capacity, the "Owner Trustee") under a Trust Agreement, dated as of December 28, 1990, between Linden Owner Partnership, a Delaware general partnership (the "Owner Partnership"), and the Bank (in such capacity, the "Owner Trustee"), and COGEN TECHNOLOGIES LINDEN, LTD., a Texas limited partnership (the "Borrower").


                             W I T N E S S E T H :


          WHEREAS, this Agreement is being executed and delivered in accordance with (i) subsections 9.3 and 9.8 of the Term Loan Agreement, dated as of February 15, 1990, between the Borrower and GEPFC (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; terms defined therein being used herein as therein defined), (ii) Section 16 of the Borrower Pledge Agreement and (iii) Section 2 of the Assignment Agreement, dated as of September 15, 1992 (as amended, supplemented or otherwise modified from time to time, the "Assignment Agreement"), between GEPFC and the Owner Trustee; and

          WHEREAS, the Owner Trustee wishes to become the Lender party to the Loan Agreement and the secured party under the Collateral Security Documents; and

          WHEREAS, GEPFC is selling and assigning to the Owner Trustee all of its rights, obligations and commitments under the Loan Agreement, the Notes and the Collateral Security Documents; and

          WHEREAS, in connection with the assignment to the Owner Trustee of GEPFC's rights and obligations under the Borrower Pledge Agreement, the Borrower, GEPFC and the Owner Trustee desire to enter into certain amendments to the Borrower Pledge Agreement; and

           WHEREAS, the parties to the Collateral Agency Agreement desire to terminate such Agreement; and

          WHEREAS, concurrently herewith, GEPFC is assigning to the Owner Trustee its obligations under the Capital Contribution Agreement (as defined in the Assignment Agreement) to become limited partner of the Project Partnership (as defined in the Assignment Agreement); and

          WHEREAS, GEPFC is a party to the Recognition Agreements (as defined in the Assignment Agreement) which provide certain rights to the limited partner of the Project Partnership, and desires to assign to the owner Trustee its rights and obligations thereunder; and

           WHEREAS, the Owner Trustee wishes to assume GEPFC's rights and obligations under the Recognition Agreements;

          NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Upon receipt by GEPFC of a counterpart of this Agreement executed by GEPFC, the Owner Trustee and the Borrower, the Owner Trustee shall become the Lender party to the Loan Agreement, the secured party under the Collateral Security Documents and the limited partner party to the Recognition Agreements for all purposes thereof.

          2. GEPFC hereby irrevocably sells, assigns and transfers to the Owner Trustee, without recourse, representation or warranty (except to the extent set forth in Section 5 of the Assignment Agreement) and the Owner Trustee hereby irrevocably purchases, takes and assumes from GEPFC, all of GEPFC's interests, rights and obligations (except to the extent set forth in Section 3(d) hereof) under the Recognition Agreements, the Loan Agreement and the Collateral Security Documents (including GEPFC's right, interest and obligations as Collateral Agent and as a secured party under the Borrower Pledge Agreement and any UCC-1 financing statements relating thereto), including, without limitation, all of its Commitments, Loans owing to it as of the date hereof and other amounts owing to GEPFC under the Loan Agreement and the Notes, together with all instruments, documents and collateral security pertaining thereto.

          3. (a) In consideration for the sale and assignment by GEPFC pursuant to Section 2 hereof, on the Second Capital Contribution Date, the Owner Trustee shall pay to GEPFC an amount equal to the outstanding principal amount of the loans under the Loan Agreement, together with all accrued and unpaid interest thereon plus any other accrued and any unpaid fees owing to GEPFC under the Loan Agreement and the Collateral Security Documents.

          (b) On and as of the Second Capital Contribution Date, all principal payments that would otherwise be payable to or for the account of GEPFC pursuant to the Loan Agreement and the Notes shall, instead, be payable to or for the account of the Owner Trustee.

          (c) On and as of the Second Capital Contribution Date, all interest, fees and other amounts that would otherwise accrue for the account of GEPFC pursuant to the Loan Agreement and the

Notes shall, instead, accrue for the account of, and be payable to, the Owner Trustee.

          (d) On and as of the date hereof, GEPFC shall cease to be a party to the Loan Agreement and the Collateral Security Documents in all respects, except to the extent set forth in paragraphs (a), (b) and (c) above and to the extent the Owner Trustee fails to make any loans required to be made by it under the Loan Agreement, in which case GEPFC shall remain liable for making, and retain all rights in respect of, such required loans. In the event of any such failure, the parties hereto agree to enter into such amendments to the Loan Agreement, the Collateral Security Documents and any other documents as shall be necessary to ensure that GEPFC retains its rights in respect of such required loans. The amendment and restatement of the Loan Agreement on the date hereof shall not affect GEPFC's liability hereunder.

          4. On the Second Capital Contribution Date, GEPFC shall request the Borrower to execute and deliver to GEPFC in exchange for GEPFC's surrendered Notes new Notes to the order of the Owner Trustee. Such new Notes shall be: (i) in the case of the Post-Completion Note, in an aggregate principal amount equal to the Post-Completion Commitment and in the case of the Working Capital Note, in an aggregate principal amount equal to $10,000,000; (ii) dated the date of such surrendered Notes; and (iii) otherwise in substantially the form of Exhibits A-2 or A-3 to the Loan Agreement, as the case may be.

          5. By executing and delivering this Agreement, GEPFC and the Owner Trustee confirm to and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the representations and warranties set forth in Sections 5 and 6(b)(iv) of the Assignment Agreement, GEPFC makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Recognition Agreements, the Loan Agreement, the Notes, the Collateral Security Documents or any other instrument or document furnished pursuant thereto; (ii) GEPFC makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Loan Agreement, the Notes, the Collateral Security Documents or any other instrument or document furnished pursuant thereto or by the Project Partnership or any other party of its obligations under the Recognition Agreements or any instrument or document relating thereto; and (iii) the Owner Trustee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as the Lender.

          6. The Borrower, GEPFC and the Owner Trustee hereby agree that, from and after the date hereof, all references in the Borrower Pledge Agreement to the "Collateral Agent", the "GP Lender", and the "Secured Parties" shall be deemed to be references to the Owner Trustee in its capacity as lender to the Borrower under the Loan Agreement.

          7. The parties to the Collateral Agency Agreement hereby agree that such Agreement shall be terminated (except for the provisions thereof which expressly state that they shall survive termination thereof) on the Second Capital Contribution Date.

          8. The Borrower hereby agrees that, except as hereinafter set forth, any claim or liability under the Recognition Agreements, the Loan Agreement, the Notes or the Collateral Security Documents asserted against the Owner Trustee by it shall be limited to satisfaction out of, and enforcement against, the Trust Estate. Notwithstanding anything to the contrary contained herein or in any other document, certificate or instrument executed by the Owner Trustee pursuant hereto or thereto, the Borrower hereby acknowledges and agrees that neither the Owner Trustee, the Owner Partnership nor any officer, employee, partner, servant, controlling Person, manager, agent, authorized representative or Affiliate of the Owner Trustee or the Owner Partnership (collectively, the "Non-Recourse Persons") shall have any liability to the Project Partnership, the Borrower or the General Partner (such liability, including such as may arise by operation of law, being hereby expressly waived) for the performance of any of the obligations of the Owner Trustee contained herein or therein or shall otherwise be liable or responsible with respect thereto, except as hereinafter set forth. If any claim of the Borrower against the Owner Trustee or alleged liability to the Borrower of the Owner Trustee shall be asserted under the Loan Agreement or the Collateral Security Document, or if any claim of the Borrower or the Project Partnership against the Owner Trustee or alleged liability to the Borrower or the Project Partnership of the Owner Trustee shall be asserted under the Recognition Agreements, the Borrower agrees that, except as hereinafter set forth, it shall not have the right to proceed directly or indirectly against the Non-Recourse Persons or against their respective properties and assets (other than the Trust Estate) for the satisfaction of any such claim or liability (except-to the extent enforceable out of the Trust Estate) in respect of any such claim or liability. Notwithstanding any of the foregoing, it is expressly understood and agreed, however, that nothing contained in this Section 8 shall in any manner or any way (a) affect or diminish any obligation, covenant or agreement of any Non-Recourse Person made expressly in its individual capacity under any certificate executed by such Non-Recourse Person on its own behalf or any right or benefit of any party hereto under any such certificate or (b) affect or diminish any rights of any Person against any other Person arising from misappropriation or misapplication of any funds or for such other Person's fraud, gross negligence or willful misconduct. The foregoing acknowledgements, agreements and waivers shall survive the termination of the Loan Agreement and the Recognition Agreements and shall be enforceable by any Non-Recourse Person.

          9. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.



                                        GENERAL ELECTRIC POWER FUNDING
                                          CORPORATION, as Collateral Agent,
                                          as Lender and as Agent

                                        By: /s/ Jamie H. Gearm
                                           -------------------------------
                                           Title: Attorney-In-Fact

                                        STATE STREET BANK AND TRUST
                                         COMPANY OF CONNECTICUT,
                                         NATIONAL ASSOCIATION, not in its
                                         individual capacity, but solely
                                         as Owner Trustee



                                        By: /s/???????????????
                                           -------------------------------
                                           Title: Assistant Vice President


                                        COGEN TECHNOLOGIES LINDEN, LTD.

                                        By:  Cogen Technologies, Inc.,
                                             its managing general partner


                                        By:  /s/ ????????????????
                                            -------------------------------
                                            Title: President


Agreed to and accepted as
of the date first above written
with respect to Section 7:


GENERAL ELECTRIC CAPITAL CORPORATION

By:
   -----------------------------
   Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.


                                        GENERAL ELECTRIC POWER FUNDING
                                         CORPORATION, as Collateral Agent,
                                         as Lender and as Agent

                                        By:
                                           ---------------------------------
                                           Title:



                                        STATE STREET BANK AND TRUST
                                         COMPANY OF CONNECTICUT,
                                         NATIONAL ASSOCIATION, not in its
                                         individual capacity, but solely
                                         as Owner Trustee


                                        By:
                                           ---------------------------------
                                           Title:


                                        COGEN TECHNOLOGIES LINDEN, LTD.



                                        By:  Cogen Technologies, Inc.,
                                              its managing general partner


                                        By:
                                           ---------------------------------
                                           Title:


Agreed to and accepted as
of the date first above written
with respect to Section 7:


GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Michael J. ????????????
   -----------------------------------
   Title: